                                                                                        EXHIBIT 32.2

                                      CERTIFICATION PURSUANT TO
                                       18 U.S.C. SECTION 1350,
                                       AS ADOPTED PURSUANT TO
                            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly  Report of The St. Lawrence Seaway  Corporation  (the "Company") on
Form 10-QSB for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the  "Report"),  I,  Daniel L. Nir,  President  and  Treasurer  of the  Company,
certify,  pursuant to 18 U.S.C.ss.  1350, as adopted pursuant toss. 906 of the Sarbanes-Oxley Act of
2002, that:

(1)      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities
Exchange Act of 1934; and

(2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Daniel L. Nir
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Daniel L. Nir
President and Treasurer
August 12, 2004